FIRST AMENDMENT TO LETTER AGREEMENT

This First Amendment to Letter Agreement (this “Amendment”), is made and entered into as of December 21, 2006, by and among IXI MOBILE (R&D) LTD., an Israeli limited liability company, (the “Subsidiary”), IXI MOBILE, INC., a Delaware corporation (the “Parent”), GEMINI ISRAEL III LIMITED PARTNERSHIP, GEMINI ISRAEL III PARALLEL FUND LIMITED PARTNERSHIP, GEMINI ISRAEL III OVERFLOW FUND LIMITED PARTNERSHIP, GEMINI PARTNER INVESTORS LIMITED PARTNERSHIP (collectively, "Gemini") and LANDA VENTURES LTD. (“Landa"). The parties hereby agree as follows:

RECITALS

WHEREAS, the parties have previously entered into that certain Letter Agreement dated as of June 19, 2006 (the "Letter Agreement") in relation to a Loan Agreement by and among the Parent, the Subsidiary and Southpoint Master Fund LP ("Southpoint") dated of even date therewith (the "Loan Agreement"); and

WHEREAS, the parties to the Loan Agreement have recently entered into a Second Amendment to Loan Agreement (the "Second Amendment to Loan Agreement") attached hereto as Exhibit A, pursuant to which, among other things, the parties to the Loan Agreement amended the repayment and conversion terms of the loan provided to the Subsidiary by Southpoint under the Loan Agreement and, as a result of such amendment to the Loan Agreement, the parties now wish to amend the Letter Agreement so as to align certain terms of the Letter Agreement with the amended terms of the Loan Agreement, all as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

Unless otherwise defined below, all capitalized terms herein shall have the meanings assigned to such terms in the Loan Agreement as amended by the Second Amendment to Loan Agreement.

1.  Acknowledgement and Amendment of the Letter Agreement.

1.1  Gemini and Landa hereby acknowledge and agree as follows:

(a)  the terms of the Second Amendment to Loan Agreement are known and acceptable to Gemini and Landa.

(b)  all references to terms and conditions of the Loan Agreement in the Letter Agreement, including, without limitation, all references to Sections 2.3, 2.4, 3.2, 3.3 and 4.22 of the Loan Agreement, shall be deemed references to such terms as amended by the Second Amendment to Loan Agreement.

(c)  all references in the Letter Agreement to the term "Repayment Date" shall be deemed references to the term "Repayment Date" as defined in the Second Amendment to Loan Agreement.

(d)  all references in the Letter Agreement to the term "Basic Interest Rate" shall be deemed references to the term "Basic Interest Rate" as amended by the Second Amendment to Loan Agreement.

(e)  Section 5 of the Letter Agreement is hereby amended and restated in its entirety to read as follows:

“5 In consideration of our undertakings pursuant to this Letter Agreement, by your signature below, you hereby acknowledge and agree as follows: (A) in the event the ITAC/IXI Merger becomes effective and subject to and conditioned upon the ITAC/IXI Merger becoming effective, ITAC shall issue, pursuant to the combined provisions of this Section 5 and the ITAC Certification (as defined below), a total amount of Four Hundred Thousand (400,000) shares of ITAC's Common Stock ("ITAC Stock"), par value $0.0001 per share, with each of us receiving the amount of ITAC Stock set forth apposite its respective name on Schedule I attached hereto, and, (B) the Subsidiary shall pay each one of us an amount equal to each our respective pro rata share in the balance between the Basic Interest Rate and the interest rate owed under the LOC and the Loan calculated on $8,000,000 for any period during which the Loan and/or LOC were outstanding during the period commencing on March 1, 2006 (the date on which the Guaranty was initially activated) and ending on the Repayment Date (if the ITAC/IXI Merger closes) or on the First Interest Payment Date and any subsequent interest payment under the Loan Agreement (if the ITAC/IXI Merger does not close).”

(f) Schedule I to the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“SCHEDULE I

Allocation of ITAC Stock

Name of Entity	%	Amount Guaranteed	Number of ITAC Stock
Gemini Israel III LP	45.00%	3,600,377	180,019
Gemini Partners Investors LP	0.54%	43,042	2,152
Gemini Israel III Parallel Fund LP	8.20%	656,381	32,819
Gemini Israel III Overflow Fund LP	9.25%	740,200	37,010
Landa Ventures Ltd.	37.00%	2,960,000	148,000
Total	100%	8,000,000	400,000
“

2.  New Section 10A shall be added to the Letter Agreement as follows:

“10A ITAC, Parent, Subsidiary and Gemini and Landa agree that (i) neither Gemini, Landa nor any of their respective partners have rendered or agreed to render any services to ITAC (or Parent or Subsidiary) in connection with this Letter Agreement; (ii) the Securities are not being issued as compensation for services; and (iii) upon issuance, the Securities shall be deemed to have prices as if they were issued independently.”

3.  ITAC Certification. The Parent and the Subsidiary shall use their best efforts to cause ITAC to execute and deliver to Gemini and Landa the Certification attached hereto as Exhibit B.

4.  No Other Modifications. Except as expressly set forth herein, all other terms and conditions of the Letter Agreement shall remain in full force and effect.

5.  Miscellaneous.

5.1  Counterparts; Fax Signatures. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same Amendment. Originally executed counterparts may be delivered by facsimile and any such delivery shall be valid for all purposes as delivery of a manual signature and equally admissible in any legal proceedings to which any of the Subsidiary, the Parent, or the Lender is a party.

5.2  Severability. If any provision of this Amendment or the application thereof, shall for any reason and to any extent be determined by a court of competent jurisdiction to be invalid or unenforceable under applicable law, the remaining provisions of this Amendment shall be interpreted so as best to reasonably effect the intent of the parties hereto.

5.3  Entire Agreement. This Amendment, together with the Loan Documents and all exhibits hereto and thereto, constitute the entire understanding and agreement of the parties with respect to the transactions contemplated herein and supersede all prior and contemporaneous understandings and agreements, whether written or oral, with respect to such transactions.

5.4  Governing Law. This Amendment shall be governed in all respects by Section 15 of the Letter Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this First Amendment to Letter Agreement as of the date first written above.

IXI MOBILE (R&D), LTD.

By: /s/ Lihi Segal

Name: Lihi Segal

Title: CFO

IXI MOBILE, INC.

By: /s/ Lihi Segal

Name: Lihi Segal

Title: CFO

[Signature Page to First Amendment to Letter Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to Letter Agreement as of the date first written above.

GEMINI ISRAEL III LIMITED PARTNERSHIP
by its general partner Gemini Capital Associates III L.P.,
by its general partner Gemini Israel Funds Ltd.

By: /s/ David Cohen /s/ Yosi Sela
Name: David Cohen Yosi Sela
Title: CFO, GP Managing Partner

GEMINI ISRAEL III PARALLEL FUND LIMITED PARTNERSHIP
by its general partner Gemini Capital Associates III, L.P.
by its general partner Gemini Israel Funds Ltd.

By: /s/ David Cohen /s/ Yosi Sela
Name: David Cohen Yosi Sela
Title: CFO, GP Managing Partner

GEMINI ISRAEL III OVERFLOW FUND LIMITED PARTNERSHIP
by its general partner Gemini Capital Associates III L.P.,
by its general partner Gemini Israel Funds Ltd.

By: /s/ David Cohen /s/ Yosi Sela
Name: David Cohen Yosi Sela
Title: CFO, GP Managing Partner

GEMINI PARTNER INVESTORS LIMITED PARTNERSHIP
by its general partner Gemini Israel Funds Ltd.

By: /s/ David Cohen /s/ Yosi Sela
Name: David Cohen Yosi Sela
Title: CFO, GP Managing Partner

[Signature Page to First Amendment to Letter Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to Letter Agreement as of the date first written above.

LANDA VENTURES LTD.

By:	/s/

Name:

Title:

[Signature Page to First Amendment to Letter Agreement]